UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 11, 2006
LanVision Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-28132	31-1455414

(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, Ohio	45242-4716

(Address of Principal Executive Offices)	(Zip Code)
(513) 794-7100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events
     On April 11, 2006, J. Brian Patsy, President and Chief Executive Officer of LanVision Systems, Inc. entered into a Rule 10b5-1 Sales Plan whereby Mr. Patsy may sell up to 240,000 shares of LanVision common stock on the open market upon the occurrence of certain pre-established conditions. The term of the Plan extends through April 12, 2007, unless terminated earlier under certain circumstances.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANVISION SYSTEMS, INC.

By:	/s/ Paul W. Bridge, Jr.

Paul W. Bridge, Jr. Chief Financial Officer
Date: April 26, 2006

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